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                                                                    EXHIBIT 10.3

                               FIRST AMENDMENT TO
                              EMPLOYMENT AGREEMENT

     THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (the "First Amendment") is made to be effective as of January 1, 2003, by and between BRE Properties, Inc. ("Company") and Frank McDowell ("Executive") and amends that employment agreement between Company and Executive dated as of January 24, 2001 (the "Employment Agreement").

     The parties hereto agree to amend the Employment Agreement as follows:

     1. Annual Performance Bonus. Section 3.2 entitled "Annual Performance
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Bonus" is deleted in its entirety and replaced with the following:

          "3.2 Annual Performance Bonus. Effective for the calendar year 2003,
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     Executive shall be eligible to receive an annual incentive bonus (the
     "Annual Bonus") targeted at one hundred percent (100%) of Base Salary for the achievement of the management by objective criteria established by the Board (the "MBO Criteria"). It is anticipated that, for any given year, the amount of the Annual Bonus could range from 0% of Base Salary (in the event of a failure to achieve the MBO Criteria), to one hundred percent (100%) of Base Salary (in the event of achievement of the MBO Criteria), to between one hundred percent (100%) and one hundred fifty percent (150%) (in the event the Annual Criteria are exceeded). Except as otherwise specified in this Agreement, Executive shall earn the Annual Bonus only at the end of each of the Company's fiscal years during the Term. The Annual Bonus, if earned, shall be paid within 90 days after the end of each fiscal year."

     2. Future Long Term Incentive Awards. Section 6 entitled "Long-Term
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Incentive Awards" is deleted in its entirety and replaced with the following:

          "6. Long Term Incentive Awards. In each year of the Initial Term and
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     any extension thereof, Executive shall be eligible to receive such long-term incentive awards under any Management Incentive Compensation Plan ("MICP") as may be approved by the Board. It is contemplated that, if made, any awards under the MICP may take into account financial, operating, and other results achieved during the preceding fiscal year as well as future long-term performance goals. Such awards may be in the form of options, restricted shares, SARs, stock grants, or any other form of long-term compensation, as determined by the Board.

     3. Effect of Amendment. Except as modified hereby, the Employment Agreement
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shall continue in full force and effect. Any reference to the Employment
Agreement shall include this First Amendment.

     IN WITNESS WHEREOF, this Agreement has been executed effective as of the date specified in the first paragraph.

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                                                COMPANY: BRE PROPERTIES, INC.


                                                By: /s/ L. Michael Foley
                                                    ----------------------------

                                                Its: Chair, Compensation
                                                    ----------------------------
                                                     Nominating and Goverance
                                                    ----------------------------
                                                     Committee
                                                    ----------------------------

                                                EXECUTIVE: FRANK MCDOWELL

                                                 /s/ Frank McDowell
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